Exhibit 10.1
CONFIDENTIAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated on and as of the latest date set forth on the signature page hereto, by and between Virtual Piggy, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereof (“Purchaser”).

R E C I T A L S:

WHEREAS, Purchaser desires to purchase and the Company desires to sell securities on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

1.	The Offering.

(a)           Private Offering.  The securities offered by this Agreement are being offered in a private offering (the “Offering”) of up a minimum of $1,000,000 (the “Minimum Amount”) and a maximum of $20,000,000 (the “Maximum Amount”) of shares of Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Shares” or “Shares”), and warrants in the form attached hereto as Exhibit B (the “Warrants”) to purchase up to 22,222,222 shares of Common Stock.  The Shares and Warrants will be sold in units (the “Units”) with each Unit comprised of (i) one Share and (ii) one Warrant to purchase 100 shares of Common Stock, at a purchase price of $90 per Unit (the “Original Issue Price”). The Units will be sold on a “best efforts” basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and/or Rule 506(b) of Regulation D thereunder.  The Shares and the shares of Company common stock (“Common Stock”) issuable upon conversion of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Securities.” The Units are being offered solely to a limited number of “accredited investors” as that term is defined in Rule 501(a) of the Securities Act during an offering period (the “Offering Period”) commencing on the date hereof and terminating not later than November 21, 2014 unless extended by the Company in its discretion to a date not later than December 31, 2014 (the “Termination Date”).  The Offering may be terminated by the Company at any time in its sole discretion. This Agreement, the Exhibits hereto and the Offering Memorandum dated October 15, 2014 (including the documents incorporated by reference therein) are hereinafter collectively referred to as the “Offering Documents”.

(b)           Description of Securities.  The rights, preferences, powers and other terms of the Series B Preferred Shares are summarized in the Offering Memorandum attached hereto and are set forth in full in the Form of Certificate of Designation of Series B Cumulative Convertible Preferred Stock attached hereto and made a part hereof as Exhibit A (the “Certificate of Designation”).  The terms of the Warrants are summarized in the Offering Summary attached hereto and as set forth in full in the Form of Warrant attached hereto and made a part hereof as Exhibit B.

(c)           Placement of the Units.  The Company intends to offer and sell certain or all of the Units through the efforts of its own officers and personnel without the payment of a brokerage commission or sales incentives. However, the Company also reserves the right to engage the services of one or more registered broker-dealers serving as a placement agent (a “Placement Agent”) to offer and sell the Units on a best-efforts basis, and in connection with sales to investors introduced to the Offering through the efforts of such Placement Agent(s), if at all, the Company will agree to pay to the Placement Agent: (i) a placement fee of up to seven (7%) percent of the principal amount of Series B Preferred Shares; (ii) a one-time retainer in such amount or amounts as may be determined in the discretion of the Company; and (iii) such amounts as are necessary to cover the reasonable and ordinary out-of-pocket expenses of the Placement Agent.

(d)            Escrow Account. The Company will establish a segregated escrow account (the “Escrow Account”) for the deposit of subscriptions. Unless the Minimum Amount of Shares and Warrants has been sold by the termination of the Offering, subscriptions will be cancelled and the Company will return all proceeds promptly to subscribers in full without interest or deduction. Upon the acceptance of subscriptions for at least the Minimum Amount of Shares and Warrants, the Company may conduct an initial closing of the Offering and thereafter, may conduct any number of additional closings until the Termination Date.

2.	Sale and Purchase of Securities.

(a)     Purchase and Sale.  Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably subscribes for and agrees to purchase, the number of Units set forth on the signature page of this Agreement at a purchase price of $90.00 per Unit. The aggregate purchase price for the Units shall be as set forth on the signature page hereto (the “Aggregate Purchase Price”) and shall be payable upon execution hereof by check or wire transfer of immediately available funds as set forth below.

(b)      Subscription Procedure.  In order to purchase Units, Purchaser shall: (i) deliver to the Company at 1221 Hermosa Avenue, Suite 210, Hermosa Beach, California 90254, Attn: Joseph Dwyer (or via facsimile to 631-980-4253 or email to jdwyer@oink.com): (X) one completed and duly executed copy of this Agreement, and (Y) one completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit C; and (ii) deposit into the Escrow Account payment for the Units in an amount equal to the amount of purchase price indicated on the signature page hereto (the “Aggregate Purchase Price”) by certified or bank check covering immediately available funds or through wire transmission, which Escrow Account is identified on Exhibit D, or otherwise provided upon request.  Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto.  Receipt by the Company in the Escrow Account of funds wired, or deposit and collection into the Escrow Account of the check tendered herewith, will not constitute acceptance of this Agreement by the Company.  The Units subscribed for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement.  All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser’s purchase of Units.  This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company prior to the termination of the Offering.  If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser.  If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect. Until the Company elects to accept or reject a Purchaser’s Securities Purchase Agreement, the Purchaser’s subscription is irrevocable.

(c)      Closing.  Unless a minimum of $1,000,000 of Units has been sold by the termination of the Offering, subscriptions will be cancelled and the Company will return all proceeds promptly to subscribers in full without interest or deduction. Upon the Company’s acceptance of subscriptions for at least $1,000,000 of Units, the Company will conduct an initial closing of the Offering and thereafter, may conduct any number of additional closings until the termination date.  Upon the Company’s execution of this Agreement, the subscription evidenced hereby, if not previously rejected by the Company, will, in reliance upon Purchaser’s representations and warranties contained herein, be accepted, in whole or in part, by the Company.  If Purchaser’s subscription is accepted only in part, this Agreement will be marked to indicate such fact, and the Company will return to Purchaser the portion of the funds tendered by Purchaser representing the unaccepted portion of Purchaser’s subscription, without interest or deduction of any kind.  Upon acceptance of this Agreement, in whole or in part, by the Company, the Company will promptly issue the certificates for the Shares and Warrants to Purchaser.

3.	Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

(a)      Organization and Qualification.

(i)           If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material and adverse effect on the legality, validity or enforceability of any Transaction Documents, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failure to be so qualified or in good standing as would not have a Material Adverse Effect on it.  For purposes of this Agreement, “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material and adverse effect on the results of operations, assets, business or financial condition of such party and its subsidiaries, taken as a whole, or (iii) any material adverse impairment to the ability of such party to perform in any material respect on a timely basis its obligations under any Transaction Document.

(ii)          If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of his or her principal residence is as set forth on the signature page hereto.

(b)      Authority; Validity and Effect of Agreement.

(i)           If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and any documents contemplated hereby (collectively, the “Transaction Documents”) and perform its obligations under the Transaction Documents.  The execution and delivery of each Transaction Document by Purchaser, the performance by Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver the Transaction Documents and perform its obligations thereunder.

(ii)          Each of the Transaction Documents has been duly and validly authorized, executed and delivered by Purchaser and, assuming each has been duly and validly executed and delivered by the Company, each constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)      No Conflict; Required Filings and Consents.  Neither the execution and delivery of the Transaction Documents by Purchaser nor the performance by Purchaser of its obligations, thereunder will: (i) if Purchaser is an entity, conflict with Purchaser’s articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on it.

(d)      Accredited Investor.  Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser’s equity owners are “accredited investors” as defined above.

(e)      No Government Review.  Purchaser understands that neither the United States Securities and Exchange Commission (“SEC”) nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Units or passed upon or endorsed the merits of this Agreement, the Shares, or any of the other documents relating to the proposed Offering, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Units or such other documents.

(f)      Investment Intent.  The Securities are being acquired for the Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Shares.

(g)      Restrictions on Transfer.  Purchaser understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom.  Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

(h)      Investment Experience.  Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and referenced herein.

(i)      Access to Information.  Purchaser acknowledges that it has had access to and has reviewed all publicly available documents and records relating to the Company, including, but not limited to, the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2013, as amended, the Company’s Proxy Statement covering the annual meeting of its shareholders occurring during 2014, and any Quarterly Report on SEC Form 10-Q, or Current Report on SEC Form 8-K, filed with the SEC after December 31, 2013 and before the date this Offering is closed (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”), that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Shares; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.  Purchaser understands any statement contained in the Company SEC Documents shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.

(j)      Reliance on Representations.  Purchaser understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Units.  Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units.  Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k)      No General Solicitation.  Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

(l)       Placement and Finder’s Fees.  No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

(m)     Investment Risks.  Purchaser understands that purchasing Units in the Offering will subject Purchaser to certain risks, including, but not limited to, those set forth in the Company SEC Documents and the Offering Documents.

(n)           OFAC.  Purchaser is directed to review the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) website at www.treas.gov. before making the following representations.  Purchaser represents that no part of the Aggregate Purchase Price set forth on the signature page hereto was directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.  Purchaser hereby represents that none of the following is named on the OFAC list, nor is a person or entity prohibited under the OFAC programs: (i) the Purchaser, (ii) any person controlling or controlled by the Purchaser, (iii) if the undersigned is an entity, any person having a beneficial interest in the Purchaser, or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment. The Purchaser understands and acknowledges that, by law, the Company may be required to disclose the identity of the Purchaser to OFAC.

(o)           Anti-Money Laundering.  The Purchaser acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company and/or any person acting on behalf of the Company may require further documentation verifying the Purchaser’s identity and the source of funds used to purchase Units before this Agreement can be accepted.  The Purchaser further agrees to provide the Company at any time with such information as the Company determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of the Purchaser from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

(p)           Short Sales and Confidentiality Prior to the Date Hereof.  Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Exchange Act), in the securities of the Company during the period commencing from the time that Purchaser first received written or oral notice of this Offering from the Company or any other person setting forth the material terms of the transactions contemplated hereunder or this Agreement until the date hereof (“Discussion Time”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.           Representations and Warranties of the Company.  Except as set forth in the correspondingly numbered section of the Schedules hereto, the Company represents and warrants to Purchaser as follows:

(a)           Organization and Qualification.  The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect on the Company.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect.

(b)           Authority; Validity and Effect of Agreement.  The Company has the requisite corporate power and authority to execute and deliver each of the Transaction Documents, perform its obligations thereunder, and conduct the Offering.  The execution and delivery of each of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder, the transactions contemplated thereby, the Offering, and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize each of the Transaction Documents or the Offering.  Each of the Transaction Documents has been duly and validly executed and delivered by the Company and, assuming that each has been duly authorized, executed and delivered by Purchaser, each constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)           No Conflict; Required Filings and Consents.  Neither the execution and delivery of the Transaction Documents by the Company nor the performance by the Company of its obligations thereunder will: (i) conflict with the Company’s certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect.

(d)           SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, or to the extent corrected by a subsequent amendment, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended, and all other reports of the Company filed with the Commission pursuant to the Exchange Act from January 1, 2014 through the date of this Agreement (including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)          Issuance of the Securities.  The Units have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Units will be issued in compliance with applicable federal and state securities laws.  The Company shall, so long as any of the Shares are outstanding, take all action reasonably necessary to reserve and keep available out of its authorized and unissued capital stock, 150% of the shares of Common Stock issuable upon conversion of the Shares and a sufficient number of shares to provide for the issuance of the Warrant Shares, as well as such other shares as, in the discretion of its Board of Directors, may be necessary for the ordinary and necessary business needs of the Company.

5.	Other Agreements of the Parties.

(a)           Transfer Restrictions.

(i)            The Securities may only be disposed of in compliance with applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents and shall have the rights and obligations of a Purchaser under this Agreement.

(ii)      Legends.  The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company’s stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

(b)           Securities Laws Disclosure; Publicity.  On or prior to the fourth (4th) Business Day following the initial closing contemplated by this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 5(b), such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(c)           Equal Treatment of Purchasers.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

(d)           Form D and Blue Sky.  The Company agrees to file a Form D with respect to the sale of the Shares as required under Regulation D.  The Company, on or before the Closing, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing.

(e)           Lock-Up Agreements.  Each Purchaser agrees in connection with any underwritten public offering that occurs after a closing of the Offering, if requested by the managing underwriter, not to sell or transfer any shares of Common Stock of the Company for a period of up to 180 days, plus up to an additional 20 days to the extent necessary to comply with applicable regulatory requirements following such public offering.  Such lock-up agreement shall provide that any discretionary waiver or termination of the restrictions of such agreements by the Company or representatives of the underwriters shall apply to investors, pro rata, based on the number of shares held.

6.	Piggyback Registration.

(a)           Until the earlier of (i) the date as of which the Purchaser may sell all of the “Registrable Securities” (as defined below) owned by Purchaser without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Purchaser shall have sold all of the Registrable Securities owned by Purchaser, (the “Registration Period”), whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such Registration Statement) to the Purchaser and the other holders of securities subject to piggyback registration rights (each, a “Selling Stockholder”) of its intention to effect such a registration and, subject to Section 6(b) and Section 6(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 5 days after the Company's notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion and/or reduce the amount of shares to be included in such registration as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act. For purposes of this Section 6, the term “Registrable Securities” means (x) the shares of Common Stock issuable upon conversion of the Series B Preferred Shares (the “Conversion Shares”), (y) the Warrant Shares, (z) any Common Stock of the Company issued or issuable with respect to the Conversion Shares or Warrant Shares including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and (aa) any other shares of Common Stock of the Company which are subject to piggyback registration rights.

(b)           If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, all Selling Stockholders proposing to distribute their Registrable Securities through such underwriting shall be required to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Selling Stockholders (if any Selling Stockholders have elected to be included in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell on its own behalf; and (ii) second, the number of all other shares of Common Stock required to be included as a result of contractual demand or piggyback registration rights, allocated among such holders pro rata on the basis of the number of securities to be included in such registration, or in such manner as they may otherwise agree.

(c)           If during the Registration Period, a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities as a result of contractual demand or mandatory registration rights, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, (ii) second, the number of shares of Common Stock required to be included therein as a result of contractual piggyback registration rights, allocated among such holders pro rata according to the number of shares to be included in such registration; and (iii) third, the number of all other shares of Common Stock to be included as determined jointly by the Company and managing underwriter.

(d)           If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)           Registration Procedures.  Subject to the limitations set forth in this Section 6, whenever it is obligated to register any Registrable Securities pursuant to this Agreement, the Company shall:

(i)            use its reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to the Registrable Securities in the manner set forth in this Section 6 and use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter;

(ii)           furnish to each Selling Stockholder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(iii)           use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(iv)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.  Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 6(b);

(v)           immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.  The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)           notify each Selling Stockholder of the issuance by the SEC of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related prospectus, or the initiation or any threats of any proceedings for such purposes;

(vii)          notify each Selling Stockholder of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any threats of any proceeding for that purpose; and

(viii)        cooperate in the timely removal of any restrictive legends from the shares of Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement.

(f)            Expenses.

(i)            For the purposes of this Section 6(f), the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Section 6, including, without limitation, all registration, qualifying and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and expenses under state securities laws, fees of the Financial Industry Regulatory Authority, and fees and expenses of listing shares of Registrable Securities on any securities exchange or automated quotation system on which the Company’s shares are listed.  The term “Selling Expenses” shall mean all underwriting discounts, broker and other selling fees and commissions, stock transfer taxes applicable to the sale of the Registrable Securities, and fees and disbursements of counsel for any Selling Stockholder.

(ii)           Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to this Section 6.  All Selling Expenses in connection with any Registration Statements filed pursuant to this Section 6 shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Registrable Securities are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree upon.

(g)           Obligations of the Selling Stockholders.

(i)           In connection with each registration hereunder, each Selling Stockholder shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Registrable Securities in the Registration Statement.  Each Selling Stockholder shall also promptly notify the Company in writing of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(ii)           In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(iii)           In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not affect sales of any Registrable Securities until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus or upon receipt by the Company of a threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement.  At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company in writing of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(h)           Information Blackout and Holdbacks.

(i)           At any time when a Registration Statement effected pursuant to this Section 6 is effective, upon written notice from the Company to the Selling Stockholder that the Company has determined in good faith that the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information, the Selling Stockholder shall suspend sales of Registrable Securities pursuant to such Registration Statement until such time as the Company notifies the Selling Stockholder that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

(ii)           Notwithstanding any other provision of this Agreement, the Selling Stockholder shall not affect any sale or other transfer, or make any short sale of, any Common Stock or other securities of the Company held by such Selling Stockholder (other than those included in a Registration Statement) during the 180-day period following the effective date of any primary offering undertaken by the Company of shares of its Common Stock, (“Primary Offering”), which may also include other securities, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree. The obligations described in this Section 6(h)(ii) shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

7.            Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Shares to Purchaser.

8.             Confidentiality.  Purchaser acknowledges and agrees that:

(a)           Certain of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

(b)           This Agreement has been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(c)           Until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser’s personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

(d)           Purchaser shall make its representatives aware of the terms of this Section 8 and to be responsible for any breach of this Agreement by such representatives.

(e)           Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the contents or subject matter of this Agreement.

(f)           If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement and any accompanying documentation to the Company.

9.             Non-Public Information.  Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

10.           Sales and Confidentiality After The Date Hereof.  Such Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 promulgated under Regulation SHO under the Exchange Act)) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Division of Corporation Finance Compliance and Disclosure Interpretation 239.10 regarding short selling.

11.          Entire Agreement; No Third Party Beneficiaries.  This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement and the Transaction Documents.  Purchaser acknowledges and agrees that, with the exception of the information contained or incorporated by reference in the Offering Documents, Purchaser did not rely upon any statements or information, whether oral or written, provided by the Company, or any of its officers, directors, employees, agents or representatives, in deciding to enter into this Agreement or purchase the Shares.  Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.          Amendment and Modification.  This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the Company and the Purchaser.

13.          Extensions and Waivers.  At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the Company and the holders of a majority of the Shares sold in the Offering.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

14.          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Purchaser.  Except as provided in Section 6, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

15.          Survival of Representations, Warranties and Covenants.  The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 18 months from the Closing, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.  All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

16.          Headings; Definitions.  The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections contained herein mean Sections of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

17.          Severability.  If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

18.          Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax (310) 634-1246
Attention: Joseph Dwyer

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax (203) 363-7676
Attention:  Michael Grundei, Esquire

If to Purchaser:

To that address indicated on the signature page hereof.

19.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

20.          Arbitration.  If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute.  The arbitration shall take place in Los Angeles, CA.  The decision of the arbitrators shall be conclusively binding upon the parties and final and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

21.          Counterparts.  This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

PURCHASER

Date: ____________________, 2014

By:
Name:
Title:
Address:

Phone:
Social Security
or Tax ID No.:

Number of Units Purchased @ $90.00 per Unit:

Aggregate Purchase Price: $___________

Delivery Instructions (if different than Address):

VIRTUAL PIGGY, INC.

Date:____________________, 2014
By:
Name:
Title:

EXHIBIT A

CERTIFICATE OF DESIGNATION

A-1

EXHIBIT B

FORM OF WARRANT

B-1

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

The information contained herein is presented to assure Virtual Piggy, Inc., a Delaware corporation (the “Company”), that the undersigned is an Accredited Investor as defined in Regulation D of the Securities Act of 1933, as amended (the “Act”).  Accordingly, the undersigned represents and warrants to the Company and its affiliates and advisers that the information contained herein is complete and accurate and may be relied upon by the Company and its affiliates and advisers.  The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

The undersigned also understands and agrees that, although the Company and its affiliates will use their best efforts to keep the information provided in the answers to this questionnaire strictly confidential, they may present this questionnaire and the information provided in answers to it to such parties as they deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates or advisers is a party or by which it or they are or may be bound.

The undersigned acknowledges that this questionnaire does not constitute an offer by the Company or its affiliates to sell securities, but is merely a request for information.

The undersigned hereby represents that he/she/it is an Accredited Investor within the meaning of Regulation D under the Act because he/she/it falls within the category indicated by a check mark below (please check all that apply):

______ A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date hereof exceeds $1,000,000, excluding the value of the primary residence of such individual1.

______ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______ A director or executive officer of the Company.

_____________________

1 In calculating net worth, the value of your primary residence and the amount of indebtedness secured by the primary residence up to its fair market value must be excluded.  Indebtedness secured by your primary residence in excess of the value of your primary residence should be considered a liability and deducted from your net worth.

______ A bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

______ A broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

______ An insurance company as defined in Section 2(13) of the Act.

______ An investment company registered under the Investment Company Act of 1940.

______ A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

______ A small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

______ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

______ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if either (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (b) the employee benefit plan has total assets in excess of $5,000,000, or (c) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors.

______ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

______ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Interests, with total assets in excess of $5,000,000.

______ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests, whose purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

______ An entity in which all of the equity owners are accredited investors.

Date:
Printed Name of Purchaser

Address:

Facsimile:

Email:

EXHIBIT D

Wiring Instructions

D-1